SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 20, 1995

         LEHMAN ABS CORPORATION (as depositor under the Trust Agreement, dated as of January 26, 1995, as amended and restated by the Amended and Restated Trust Agreement, dated as of February 1, 1995, which formed the Lehman Home Equity Loan Trust 1995-1 which, pursuant to an Indenture, dated as of January 1, 1995, issued the Lehman Home Equity Loan Trust 1995-1, Home Equity Loan Asset-Backed Term Notes, Series 1995-1)

                             LEHMAN ABS CORPORATION
           (Exact name of the Registrant as specified in its charter)


            Delaware                333-14293               13-3447441

(State of Other Jurisdiction of    (Commission           (I.R.S. Employee
         Incorporation             File Number)        Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                      10285
(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (212) 526-7000

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Item 5.  Other Events.

         See the respective monthly reports, each reflecting the required information for the February 1995, March 1995, April 1995, May 1995, June 1995, July 1995, August 1995, September 1995, October 1995, November 1995 and December 1995 distributions to holders of the Lehman Home Equity Loan Trust 1995-1, Home Equity Loan Asset-Backed Term Notes, Series 1995-1.

         Master Serviced by Residential Funding Corporation.

Item 7.  Financial Statements and Exhibits.

(a)      See attached monthly reports.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     LEHMAN HOME EQUITY LOAN TRUST 1995-1

                                     By:      Residential Funding Corporation,
                                              as Administrator




                                     Name:
                                     Title:


Dated:   July 15, 1997




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                                  EXHIBIT INDEX

                                                          Sequential
Exhibit           Document                       Page Number

99 Monthly Reports to Noteholders as to distributions made in February, March, April, May, June,
                  July, August, September, October, November and
                  December 1995.







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